UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 12, 2018

Citigroup Commercial Mortgage Trust 2018-C6

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001757925)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

Ladder Capital Finance LLC

(Central Index Key number 0001541468)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number 0001558761)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-20	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)
388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 11, 2018 (the “Closing Date”), the Citigroup Commercial Mortgage Trust 2018-C6 (the “Issuing Entity”) issued the Citigroup Commercial Mortgage Trust 2018-C6, Commercial Mortgage Pass-Through Certificates, Series 2018-C6, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2018 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated December 11, 2018 and filed with the Securities and Exchange Commission (the “Commission”) on December 11, 2018. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Loan Combination relating to the Mortgage Loan identified on the Mortgage Loan Schedule as Riverwalk II (the “Riverwalk II Loan Combination”) was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On December 12, 2018, the Servicing Shift Lead Note relating to the Riverwalk II Loan Combination was contributed to the commercial mortgage securitization transaction (the “UBS 2018-C14 Securitization”) involving the issuance of the UBS Commercial Mortgage Trust 2018-C14, Commercial Mortgage Pass-Through Certificates, Series 2018-C14 (the “UBS 2018-C14 Certificates”). Upon the issuance of the UBS 2018-C14 Certificates, the servicing and administration of the Riverwalk II Loan Combination is required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the UBS 2018-C14 Certificates, dated as of December 1, 2018 (the “UBS 2018-C14 Pooling and Servicing Agreement”), between UBS Commercial Mortgage Securitization Corp., as depositor (the “UBS 2018-C14 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The UBS 2018-C14 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the UBS 2018-C14 Depositor, is attached hereto as Exhibit 4.1.

In connection with the UBS 2018-C14 Securitization, Berkeley Point Capital LLC d/b/a Newmark Knight Frank has been appointed as primary servicer with respect to the Riverwalk II Loan Combination pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2018 (the “UBS 2018-C14 NKF Primary Servicing Agreement”), between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer, the terms of which agreement are described below. The UBS 2018-C14 NKF Primary Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the UBS 2018-C14 Depositor, is attached hereto as Exhibit 99.1.

Summary of UBS 2018-C14 NKF Primary Servicing Agreement

General. Berkeley Point Capital LLC d/b/a Newmark Knight Frank (“NKF”) has acquired the right to be appointed as the primary servicer of the Riverwalk II Whole Loan, which includes the Riverwalk II Pari Passu Companion Loans evidenced by notes A-3, A-4 and A-6 (collectively, the “NKF

Primary Serviced Mortgage Loan”). Accordingly, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer, and NKF, as primary servicer, entered into that certain Primary Servicing Agreement, dated as of December 1, 2018 (the “UBS 2018-C14 NKF Primary Servicing Agreement”). The primary servicing of the NKF Primary Serviced Mortgage Loan will be governed by the UBS 2018-C14 NKF Primary Servicing Agreement. The following summary describes certain provisions of the UBS 2018-C14 NKF Primary Servicing Agreement relating to the primary servicing and administration of the NKF Primary Serviced Mortgage Loan. The summary does not purport to be complete and is subject, and qualified in its entirety, by reference to the provisions of the UBS 2018-C14 NKF Primary Servicing Agreement. Capitalized terms used in this “—Summary of UBS 2018-C14 NKF Primary Servicing Agreement” section but not defined in this “—Summary of UBS 2018-C14 NKF Primary Servicing Agreement” section have the meanings assigned to them in the pooling and servicing agreement governing the issuance of the UBS Commercial Mortgage Trust 2018-C14, Commercial Mortgage Pass-Through Certificates, Series 2018-C14, dated as of December 1, 2018 (the “UBS 2018-C14 Pooling and Servicing Agreement”), between UBS Commercial Mortgage Securitization Corp., as depositor (the “UBS 2018-C14 Depositor”), Midland, as master servicer (in such capacity, the “UBS 2018-C14 Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “UBS 2018-C14 Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “UBS 2018-C14 Certificate Administrator”) and as trustee (in such capacity, the “UBS 2018-C14 Trustee”), and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (in such capacity, the “UBS 2018-C14 Asset Representations Reviewer”).

Summary of Duties. With respect to the NKF Primary Serviced Mortgage Loan, NKF, as primary servicer, is responsible for performing the primary servicing of the NKF Primary Serviced Mortgage Loan in a manner consistent with the UBS 2018-C14 Pooling and Servicing Agreement and the Servicing Standard. Primary servicing duties will include:

•	maintaining the servicing file and releasing files upon borrower request or payoff of such mortgage loan as approved by the UBS 2018-C14 Master Servicer;
•	(i) within 5 business days of receipt of a repurchase demand, reporting any such repurchase demand to the UBS 2018-C14 Master Servicer and forwarding a copy of such repurchase demand to the UBS 2018-C14 Master Servicer, (ii) within 5 business days of discovery or notice of a document defect or breach of a mortgage loan representation, notifying the UBS 2018-C14 Master Servicer in writing of any discovered document defect or breach of a mortgage loan representation, (iii) promptly providing the UBS 2018-C14 Master Servicer with any documentation in NKF’s possession reasonably requested by the UBS 2018-C14 Master Servicer and (iv) cooperating with the UBS 2018-C14 Master Servicer in pursuing its obligations to make a repurchase claim against the related mortgage loan seller;
•	collecting monthly payments and escrow and reserve payments and maintaining a segregated primary servicer collection account and applicable escrow and reserve accounts to hold such collections;
•	remitting to the UBS 2018-C14 Master Servicer on a timely basis monthly payments less any primary servicing fees, escrow and reserve payments and payments in the nature of additional servicing compensation due to NKF, as primary servicer;
•	preparing such reports, including a day one report, monthly remittance report and such other reports as reasonably requested by the UBS 2018-C14 Master Servicer from time to time;
•	collecting monthly and quarterly borrower reports, rent rolls and operating statements;

•	performing annual inspections of the related mortgaged property and providing inspection reports to the UBS 2018-C14 Master Servicer;
•	monitoring borrower insurance obligations on such loan and related specially serviced loan and obtaining such property level insurance when the borrower fails to maintain such insurance;
•	maintaining errors and omissions insurance and an appropriate fidelity bond;
•	notifying the UBS 2018-C14 Master Servicer of any borrower requests or transactions; provided, however, that NKF will not approve or consummate any borrower request or transaction without obtaining the prior written consent of the UBS 2018-C14 Master Servicer;
•	promptly notifying the UBS 2018-C14 Master Servicer of any defaults under the NKF Primary Serviced Mortgage Loan, collection issues or customer issues; provided that NKF will not take any action with respect to enforcing such loan without the prior written approval of the UBS 2018-C14 Master Servicer;
•	in connection with any request for materials by the asset representations reviewer with respect to the UBS 2018-C14 Pooling and Servicing Agreement or any other asset representations reviewer, promptly providing the UBS 2018-C14 Master Servicer with any documents requested by the UBS 2018-C14 Master Servicer and cooperating with the UBS 2018-C14 Master Servicer in connection with its obligations relating to such request; and
•	with respect to all servicing responsibilities of the UBS 2018-C14 Master Servicer under the UBS 2018-C14 Pooling and Servicing Agreement which are not being performed by NKF under the UBS 2018-C14 NKF Primary Servicing Agreement, NKF will reasonably cooperate with the UBS 2018-C14 Master Servicer to facilitate the timely performance of such servicing responsibilities.

NKF’s custodial responsibilities are limited to original letters of credit as long as it (i) has a vault or other adequate safety procedures in place satisfactory to the UBS 2018-C14 Master Servicer, in its sole discretion, or (ii) outsources such responsibility to a third party vendor satisfactory to the UBS 2018-C14 Master Servicer, who has a vault or other adequate safety procedures in place satisfactory to the UBS 2018-C14 Master Servicer, in its sole discretion.

NKF will provide to UBS 2018-C14 Master Servicer access to all the servicing files, mortgage loan files and servicing systems maintained by NKF with respect to the NKF Primary Serviced Mortgage Loan for audit and review. NKF will not take any action (whether or not authorized under the UBS 2018-C14 NKF Primary Servicing Agreement) that would result in the imposition of a tax on any portion of the Trust or cause either the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC. NKF will fully cooperate with the UBS 2018-C14 Master Servicer in connection with avoiding the imposition of a tax on any portion of the Trust or cause either the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC.

NKF will also timely provide such certifications, reports and registered public accountant attestations required by the UBS 2018-C14 NKF Primary Servicing Agreement or by the UBS 2018-C14 Master Servicer to permit it to comply with the UBS 2018-C14 Pooling and Servicing Agreement and the UBS 2018-C14 Depositor to comply with its Exchange Act reporting obligations.

The UBS 2018-C14 Master Servicer and NKF will each designate a portfolio manager and other appropriate personnel to receive documents and communications between each other such that NKF is able to perform its obligations under the UBS 2018-C14 NKF Primary Servicing Agreement and the UBS 2018-C14 Master Servicer is able to perform its supervisory authority over NKF. NKF will not communicate directly with the UBS 2018-C14 Special Servicer, the Directing Certificateholder or any Rating Agency except in very limited circumstances set forth in the UBS 2018-C14 NKF Primary Servicing Agreement.

NKF will have no obligation to make any principal and interest advance or any servicing advances. NKF will not make any Major Decisions, Special Servicer Decisions or take any other action requiring the approval of the UBS 2018-C14 Master Servicer under the UBS 2018-C14 NKF Primary Servicing Agreement without the prior written approval of the UBS 2018-C14 Master Servicer.

Such prior written approval will be subject to: (a) the prior approval of the UBS 2018-C14 Special Servicer, the Directing Certificateholder or any mezzanine loan lender, as applicable, if so required under the UBS 2018-C14 Pooling and Servicing Agreement or the related mortgage loan documents, which approval may be withheld in such person’s sole discretion, and (b) obtaining any Rating Agency Confirmation required under the UBS 2018-C14 Pooling and Servicing Agreement or the related mortgage loan documents, which confirmation may be withheld in such person’s sole discretion. The UBS 2018-C14 Master Servicer will request any such approvals or Rating Agency Confirmation.

Compensation. As compensation for its activities under the UBS 2018-C14 NKF Primary Servicing Agreement, the primary servicing fee will be paid only to the extent that the UBS 2018-C14 Master Servicer receives the Servicing Fee with respect to the NKF Primary Serviced Mortgage Loan under the UBS 2018-C14 Pooling and Servicing Agreement. NKF is not entitled to any Prepayment Interest Excess. NKF will be entitled to such additional servicing compensation as set forth in the UBS 2018-C14 NKF Primary Servicing Agreement. Generally, if received and the UBS 2018-C14 Master Servicer is entitled to retain such amounts under the UBS 2018-C14 Pooling and Servicing Agreement, NKF will also be entitled to retain, with respect to the NKF Primary Serviced Mortgage Loan, as additional primary servicing compensation (the “Additional Primary Servicing Compensation”), the following:

•	100% of the UBS 2018-C14 Master Servicer’s share of late payment charges, demand charges and default interest to the extent NKF is performing the related collection work and to the extent not required to offset (a) interest on Advances or (b) certain additional trust fund expenses incurred with respect to the NKF Primary Serviced Mortgage Loan;
•	100% of the UBS 2018-C14 Master Servicer’s share of any charges for beneficiary statements to the extent such beneficiary statements were prepared by NKF and amounts collected for checks returned for insufficient funds relating to the accounts held by NKF;
•	50% of the UBS 2018-C14 Master Servicer’s share of any Excess Modification Fees, assumption application fees, assumption, waiver, consent and earnout fees, review fees and similar fees; and
•	subject to certain limitations set forth in the UBS 2018-C14 Pooling and Servicing Agreement, any interest or other income earned on deposits in the related accounts held by NKF.

NKF will not be entitled to any Additional Primary Servicing Compensation in the form of fees earned with respect to the processing of any Special Servicer Decision performed by the special servicer; provided, however, that if the UBS 2018-C14 Master Servicer and NKF mutually agree that NKF will process any Special Servicer Decision following approval of such decision by the special servicer and NKF processes such Special Servicer Decision, NKF will be entitled to the applicable fee as described above.

NKF will be required to promptly remit to the UBS 2018-C14 Master Servicer any additional servicing compensation or other amounts received by it which NKF is not entitled to retain. Except as otherwise provided, NKF will pay all its overhead and similar expenses incurred by it in connection with its servicing activities under the UBS 2018-C14 NKF Primary Servicing Agreement.

Indemnification; Limitation of Liability. Neither NKF nor any partners, directors, officers, shareholders, members, managers, employees or agents of NKF (the “NKF Parties”) will be under any liability to the UBS 2018-C14 Master Servicer for any action taken, or for refraining from the taking of any action, in good faith pursuant to the UBS 2018-C14 NKF Primary Servicing Agreement, or for errors in judgment. However, this will not protect the NKF Parties against any liability which would be imposed by reason of any breach of warranties or representations made in the UBS 2018-C14 NKF Primary Servicing Agreement, or against any liability that would otherwise be imposed on NKF by reason of its willful misconduct, bad faith or negligence (or by reason of any specific liability imposed under the UBS 2018-C14 NKF Primary Servicing Agreement for a breach of the accepted primary servicing practices) in the performance of its obligations and duties under the UBS 2018-C14 NKF Primary Servicing Agreement or by reason of its negligent disregard of its obligations and duties under the UBS 2018-C14 NKF Primary Servicing Agreement. The NKF Parties will be indemnified and held harmless by the UBS 2018-C14 Master Servicer against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses incurred in connection with any actual or threatened legal or administrative action (whether in equity or at law) or claim relating to the UBS 2018-C14 NKF Primary Servicing Agreement (collectively, the “Losses“) incurred by NKF (1) by reason of the UBS 2018-C14 Master Servicer’s willful misconduct, bad faith, negligence in the performance of its obligations and duties under the UBS 2018-C14 NKF Primary Servicing Agreement or negligent disregard of its obligations and duties under the UBS 2018-C14 NKF Primary Servicing Agreement or (2) in connection with, or relating to, the UBS 2018-C14 NKF Primary Servicing Agreement, the NKF Primary Serviced Mortgage Loan or the Certificates, other than any Losses incurred by NKF (i) that are specifically required to be borne by NKF without right of reimbursement pursuant to the terms of the UBS 2018-C14 NKF Primary Servicing Agreement or (ii) incurred by reason of (A) a breach of any representation or warranty by NKF or (B) willful misconduct, bad faith or negligence of NKF in the performance of its respective obligations and duties under the UBS 2018-C14 NKF Primary Servicing Agreement or negligent disregard of its respective obligations and duties under the UBS 2018-C14 NKF Primary Servicing Agreement; provided, however, that the indemnification under clause (2) above will be strictly limited to any actual amount of indemnification received by the UBS 2018-C14 Master Servicer under the UBS 2018-C14 Pooling and Servicing Agreement as a result of pursuing the issuing entity on behalf of NKF for such indemnification.

NKF will indemnify and hold harmless the UBS 2018-C14 Master Servicer and its partners, directors, officers, shareholders, members, managers, employees or agents against any Losses incurred by the UBS 2018-C14 Master Servicer by reason of (1) any breach by NKF of a representation or warranty made by NKF in the UBS 2018-C14 NKF Primary Servicing Agreement or (2) any willful misconduct, bad faith or negligence by NKF in the performance of its respective obligations and duties under the UBS 2018-C14 NKF Primary Servicing Agreement or under the UBS 2018-C14 Pooling and Servicing Agreement or by reason of negligent disregard of such obligations and duties.

Resignation. The UBS 2018-C14 NKF Primary Servicing Agreement will generally provide that NKF may not resign from the obligations and duties imposed on it under the UBS 2018-C14 NKF Primary Servicing Agreement unless NKF provides to the UBS 2018-C14 Master Servicer sixty (60) days prior written notice of such resignation or such lesser notice as may be acceptable to the UBS 2018-C14 Master Servicer to enable the UBS 2018-C14 Master Servicer to assume all of NKF’s rights, powers, duties and obligations under the UBS 2018-C14 NKF Primary Servicing Agreement.

Termination. The UBS 2018-C14 NKF Primary Servicing Agreement will be terminated with respect to NKF if any of the following occurs:

•	the UBS 2018-C14 Master Servicer elects to terminate NKF following a NKF Primary Servicer Termination Event (as defined below);

•	at the UBS 2018-C14 Depositor’s request (to the extent the UBS 2018-C14 Depositor has the right to request termination of NKF under the UBS 2018-C14 Pooling and Servicing Agreement) pursuant to the final two bullets listed under NKF Primary Servicer Termination Events below;
•	upon resignation by NKF;
•	in the event the NKF Primary Serviced Mortgage Loan becomes a specially serviced loan or is substituted, defeased, purchased or repurchased pursuant to the UBS 2018-C14 Pooling and Servicing Agreement; or
•	if the UBS 2018-C14 Master Servicer’s responsibilities and duties as UBS 2018-C14 Master Servicer under the UBS 2018-C14 Pooling and Servicing Agreement have been assumed by the UBS 2018-C14 Trustee or a successor master servicer, then the UBS 2018-C14 Trustee or such successor master servicer will, without act or deed on the part of the UBS 2018-C14 Trustee or such successor master servicer, as applicable, succeed to all of the rights and obligations of the UBS 2018-C14 Master Servicer under the UBS 2018-C14 NKF Primary Servicing Agreement.

“NKF Primary Servicer Termination Event”, means any one of the following events:

•	any failure by NKF to remit to the accounts maintained by NKF or to the UBS 2018-C14 Master Servicer, any amount required to be so remitted by NKF;
•	any failure on the part of NKF duly to observe or perform in any material respect any of the other covenants or obligations which continues unremedied for a period of 20 days (or (i) with respect to any year that a report on Form 10-K is required to be filed, 3 business days in the case of NKF’s obligations under the UBS 2018-C14 NKF Primary Servicing Agreement in respect of Exchange Act reporting items (after any applicable grace periods) or (ii) 10 days in the case of a failure to pay the premium for any insurance policy required to be maintained under the UBS 2018-C14 NKF Primary Servicing Agreement or such shorter period (not less than 1 business day) as may be required to avoid the lapse of insurance) after the date on which written notice of such failure, requiring the same to be remedied, will have been given to NKF by the UBS 2018-C14 Master Servicer, provided, however, that if such failure with a 20 day cure period is capable of being cured and NKF is diligently pursuing such cure, such 20 day period will be extended for an additional 20 days; provided that NKF has commenced to cure such failure within the initial 20 day period and has certified that it has diligently pursued, and is continuing to pursue, a full cure; provided, further, however, that such extended period will not apply to the obligations regarding Exchange Act reporting;
•	any breach on the part of NKF of any representation or warranty made pursuant to the UBS 2018-C14 NKF Primary Servicing Agreement which materially and adversely affects the interests of any class of Certificateholders and which continues unremedied for a period of 20 days after the date on which notice of such breach, requiring the same to be remedied, will have been given to NKF by the UBS 2018-C14 Master Servicer, provided, however, that if such breach is capable of being cured and NKF is diligently pursuing such cure, such 20 day period will be extended for an additional 20 days; provided that NKF has commenced to cure such failure within the initial 20 day period and has certified that it has diligently pursued, and is continuing to pursue, a full cure;
•	a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, will have been entered against NKF and such decree or order will have remained in force, undischarged, undismissed or unstayed for a period of 45 days;

•	NKF consents to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to NKF, or of or relating to all or substantially all of its property;
•	NKF admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, makes an assignment for the benefit of its creditors, voluntarily suspends payment of its obligations or takes any corporate action in furtherance of the foregoing;
•	any of the Rating Agencies has (A) qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates or (B) placed one or more classes of certificates on “watch status” in contemplation of rating downgrade or withdrawal (and in the case of clauses (A) or (B), such action has not been withdrawn by such Rating Agency within 60 days of such rating action) and, in the case of either of clauses (A) or (B), such Rating Agency publicly cited servicing concerns with the UBS 2018-C14 Master Servicer (because of actions of NKF) or NKF as the sole or a material factor in such rating action;
•	a Servicer Termination Event by the UBS 2018-C14 Master Servicer under the UBS 2018-C14 Pooling and Servicing Agreement, which Servicer Termination Event occurred as a result of the failure of NKF to perform any obligation required under the UBS 2018-C14 NKF Primary Servicing Agreement;
•	the failure of NKF to comply with any of the requirements to deliver any reports or certificates at the time such report or certification is required under the UBS 2018-C14 NKF Primary Servicing Agreement, which continues unremedied for 5 days after the date on which written notice of such failure, requiring the same to be remedied, will have been given to NKF by the UBS 2018-C14 Master Servicer;
•	NKF (or any subservicer of NKF appointed pursuant to UBS 2018-C14 NKF Primary Servicing Agreement), fails to deliver by the due date any Exchange Act reporting items required to be delivered to the UBS 2018-C14 Master Servicer, the UBS 2018-C14 Certificate Administrator or the UBS 2018-C14 Depositor under Article XI of the UBS 2018-C14 Pooling and Servicing Agreement or under the UBS 2018-C14 NKF Primary Servicing Agreement or to the applicable master servicer under any other pooling and servicing agreement that the UBS 2018-C14 Depositor is a party to; or
•	NKF (or any subservicer of NKF appointed pursuant to UBS 2018-C14 NKF Primary Servicing Agreement), fails to perform in any material respect any of its covenants or obligations contained in the UBS 2018-C14 NKF Primary Servicing Agreement regarding creating, obtaining or delivering any Exchange Act reporting items required for any party to the UBS 2018-C14 Pooling and Servicing Agreement to perform its obligations under Article XI of the UBS 2018-C14 Pooling and Servicing Agreement or under the Exchange Act reporting items required under any other pooling and servicing agreement that the UBS 2018-C14 Depositor is a party to.

Notwithstanding the foregoing, upon any termination of NKF, NKF will be entitled to receive all accrued and unpaid primary servicing fees through the date of termination and will cooperate fully with the

UBS 2018-C14 Master Servicer to transition primary servicing of the NKF Primary Serviced Mortgage Loan to the UBS 2018-C14 Master Servicer or its designee.

The foregoing information regarding the UBS 2018-C14 NKF Primary Servicing Agreement set forth in this “—Summary of UBS 2018-C14 NKF Primary Servicing Agreement” section has been provided by Midland.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 4.1	UBS 2018-C14 Pooling and Servicing Agreement

Exhibit 99.1	UBS 2018-C14 NKF Primary Servicing Agreement

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	UBS 2018-C14 Pooling and Servicing Agreement	(E)
99.1	UBS 2018-C14 NKF Primary Servicing Agreement	(E)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2018	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson Title: President

CGCMT 2018-C6 – Form 8-K